Debt Guarantee	12 Months Ended
Feb. 01, 2015
Guarantees [Abstract]
Debt Guarantee
DEBT GUARANTEE
In connection with the sale of HD Supply, Inc. on August 30, 2007, the Company guaranteed a $1.0 billion senior secured amortizing term loan of HD Supply, Inc. The original expiration date of the guarantee was August 30, 2012. In March 2010, the Company amended the guarantee to extend the expiration date to April 1, 2014. The fair value of the guarantee at August 30, 2007 was $16 million and was recorded as a liability of the Company in Other Long-Term Liabilities. The extension of the guarantee increased the fair value of the guarantee to $67 million, resulting in a $51 million charge to Interest and Other, net, for fiscal 2010. In April 2012, the term loan guarantee was terminated. As a result, the Company reversed its $67 million liability related to the guarantee, resulting in a $67 million pretax benefit to Interest and Other, net, for fiscal 2012.